GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated November 12, 2014 to the

Prospectus dated April 30, 2014, as supplemented

(the “Prospectus”)

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Corsair Capital Management, L.P. will now serve as an Underlying Manager of the Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third sentence under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Fees and Expenses of the Fund”:

More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 30 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-92 of the Fund’s Statement of Additional Information (“SAI”).

The following replaces the third sentence under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management”:

As of the date of this prospectus, Ares Capital Management II LLC (“Ares”), Brigade Capital Management, LP (“Brigade”), Corsair Capital Management, L.P. (“Corsair”), First Pacific Advisors, LLC (“FPA”), GAM International Management Limited (“GAM”), Graham Capital Management, L.P. (“GCM”), Halcyon Liquid Strategies IC Management LP (“Halcyon”), Lateef Investment Management L.P. (“Lateef”), Polaris Capital Management, LLC (“Polaris”) and Sirios Capital Management, L.P. (“Sirios”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added below “Brigade Capital Management, LP” under “Service Providers—Investment Subadvisers (Underlying Managers)”:

Corsair Capital Management, L.P.

Corsair Capital Management, L.P. (“Corsair”), located at 366 Madison Avenue, 12th Floor, New York, New York 10017, an investment adviser registered with the SEC, is a catalyst driven, research intensive equity long short firm that focuses on companies going through strategic and/or structural change. Corsair has approximately $1.5 billion of assets under management as of July 1, 2014. With respect to the Fund, the firm manages an allocation within the Equity Long Short strategy.

The following replaces the fourth paragraph under “Service Providers—Management Fee and Other Expenses”:

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund and Sub-Advisory Agreements for each Underlying Manager is available in the Fund’s semi-annual or annual reports for the periods ended June 30, 2013, December 31, 2013 or June 30, 2014, or will be available in the Fund’s annual report for the period ended December 31, 2014.

This Supplement should be retained with your Prospectus for future reference.

MMAMGR2STK 11-14